UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) April 25, 2013

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Gordon Gund, 72, Chairman and Chief Executive Officer of Gund Investment Corporation, retired from the Corning Incorporated Board of Directors after the April 25, 2013 Annual Meeting of Shareholders pursuant to the Board’s mandatory retirement policy, and after nearly 23 years as a Corning Director. Dr. H. Onno Ruding, 72, Retired Vice Chairman of Citicorp and Citibank, N.A. and former Minister of Finance of The Netherlands, also retired from the Corning Incorporated Board of Directors after the April 25, 2013 Annual Meeting of Shareholders pursuant to the Board’s mandatory retirement policy, and after 18 years as a Corning Director.

On April 24, 2013, the Compensation Committee of the Board of Directors met and approved a one-year retention compensation arrangement for Mr. James B. Flaws, Vice Chairman and Chief Financial Officer of the Company. That arrangement is designed to encourage Mr. Flaws’ continued employment at the Company beyond his expected retirement date, and to allow for staggered executive successions. As a retention incentive, Mr. Flaws will be eligible to receive a cash payment of $1,500,000 as of May 1, 2014, so long as he remains an officer of the Company as of such date.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) – (b) Our Annual Meeting of Shareholders was held on April 25, 2013. At that meeting, shareholders elected each of the twelve nominees to the Board of Directors for a one-year term: John Seely Brown, Stephanie A. Burns, John A. Canning, Jr., Richard T. Clark, Robert F. Cummings, Jr., James B. Flaws, Kurt M. Landgraf, Kevin J. Martin, Deborah D. Rieman, Hansel E. Tookes II, Wendell P. Weeks and Mark S. Wrighton. Shareholders also voted: in favor of the advisory vote on executive compensation of our Named Executive Officers; and ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2013. Those elected and the final voting results are as follows:

1. Election of Directors:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
John Seely Brown	969,534,041	39,628,843	5,751,400	233,476,998
Stephanie A. Burns	987,711,987	22,316,533	4,886,164	233,476,998
John A. Canning, Jr.	992,336,839	16,721,787	5,856,240	233,476,998
Richard T. Clark	977,984,021	31,753,701	5,176,972	233,476,998
Robert F. Cummings, Jr.	859,865,921	149,871,974	5,176,789	233,476,998
James B. Flaws	862,834,788	147,228,370	4,851,707	233,476,998
Kurt M. Landgraf	976,775,099	32,169,910	5,969,685	233,476,998
Kevin J. Martin	998,499,580	11,089,468	5,325,636	233,476,998
Deborah D. Reiman	972,035,947	37,152,531	5,726,388	233,476,998
Hansel E. Tookes II	954,736,002	54,458,762	5,719,930	233,476,998
Wendell P. Weeks	969,126,013	36,546,223	9,242,448	233,476,998
Mark S. Wrighton	998,263,605	10,883,846	5,767,415	233,476,998

	Votes For	Votes Against	Abstain	Broker Non-Votes
2. Approve executive compensation of Named Executive Officers, as disclosed in the Proxy Statement	706,396,953	292,345,007	16,172,906	233,476,998

	Votes For	Votes Against	Abstain
3. Ratify appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending December 31, 2013	1,224,750,006	17,940,959	5,700,049

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2013

CORNING INCORPORATED

By:	/s/ Vincent P. Hatton
Senior Vice President and General Counsel